  Bracketed information omitted and filed separately with the Securities and
                              Exchange Commission
Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4), 200.83
                                 and 240.24b-2

                                                                   EXHIBIT 10.11

                    FIRST AMENDMENT TO SUBLICENSE AGREEMENT


     THIS FIRST AMENDMENT TO SUBLICENSE AGREEMENT (the "Amendment") is made and entered into effective as of March 18, 1997, by and between id/2/-I, L.P., a Texas limited partnership having a principal place of business at 98 San Jacinto Blvd., Suite 430, Austin, Texas 78701 ("id/2/") and Sensus Drug Development Corporation, a Delaware corporation having a principal place of business at 98 San Jacinto Blvd., Suite 430, Austin, Texas 78701 (Sensus"). id/2/ and Sensus may be referred to herein individually as a "Party," or collectively, as "Parties."

                                   RECITALS

     A. Ohio University and its Biotechnology Institute entered into a Biotechnology Licensing and Transfer Agreement (the "Licensing Agreement") with Drug Development Investment Corporation ("DDIC") on January 18, 1993, which provides that DDIC may assign the Licensing Agreement in whole or in part to any of its affiliates.

     B. DDIC assigned the Licensing Agreement to id/2/, an affiliate of DDIC, through that certain "Amended Assignment and Assumption Agreement" dated effective as of March 26, 1993.

     C. id/2/ and Sensus entered into a Sublicense Agreement (the "Agreement") dated July 14, 1994, whereby id/2/ sublicensed to Sensus its rights under the License Agreement relating to the growth hormone antagonist portion of the Licensed Technology (as defined in the Licensing Agreement).

     D. The Parties now desire to amend the terms of the Agreement so as to sublicense to Sensus all id/2/'s rights in the Licensed Technology under the Licensing Agreement.

     NOW, THEREFORE, the Parties agree as follows:

1.0  AMENDMENT OF THE AGREEMENT.

     1.1 Section 1.1 of the Agreement is hereby modified to read in its entirety as follows:

          "1.1 'Assigned Technology' means all of the Licensed Technology as defined in and covered by the Licensing Agreement."

     1.2  The following portion of Section 3.1 of the Agreement is deleted:

          "Where applicable, all references to "Licensed Technology" in the Licensing Agreement should, for purposes of this Agreement, be read instead as stating "Assigned Technology," except as follows: Where the term, "Licensed Technology," is used in Section 1(g) ("Licensed Technology") and Section l(j) ("Option Agreement"), such term shall be read as it appears in the Licensing Agreement."

     1.3  Section 4.1 of the Agreement is hereby deleted in its entirety.

     1.4 The phrase "to the extent of at least $[*] annually" is hereby deleted from the first sentence of Section 5.4.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     1.5  The following portion of Article is deleted:

          "Steven A. Fleckman
          1800 NationsBank Tower
          515 Congress Avenue
          Austin, Texas 78701-3503
          Facsimile: (512) 476-7644"

          and replaced with the following text:

          "Brian C. Cunningham
          Cooley Godward, LLP
          5 Palo Alto Square
          3000 E1 Camino Real
          Palo Alto, CA 94306-2155
          Facsimile: (415) 857-0663"

     1.6  The following portion of Article 8 is deleted:

          "Director Technology Transfer Office
          Ohio University
          Innovation Center
          One President Street
          Athens, Ohio 45701
          Attention: David Allen, Ph.D.
          Facsimile: (614) 593-0186"

          and replaced with:

          "Robert S. Malott
          Associate Director
          Innovation Center Program and Technology Transfer Office Technology and Enterprise Building
          20 East Circle Drive, Suite 190
          Athens, Ohio 45701
          Facsimile: (614) 593-0186"

     1.7  Exhibit A of the Agreement is hereby deleted in its entirety.

2.0  MISCELLANEOUS

     2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all of other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

     2.2 COUNTERPARTS. This Amendments may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

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                              ID/2/-I, L.P.

                              JOHN A. SCARLETT, PRESIDENT

                              By:___________________________

                              Title:________________________


                              SENSUS DRUG DEVELOPMENT CORP.

                              John A. Scarlett, President / CEO

                              By:___________________________

                              Title:________________________

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